Exhibit (10.23)

Amendment Four to
Standard & Poor’s Employee Retirement Plan Supplement

The Standard & Poor’s Employee Retirement Plan Supplement (the “S&P ERP Supplement”), as amended and restated as of January 1, 2008, is amended as provided below.

1.    Effective January 1, 2014, Section 2.05 (“Benefit”) is amended by adding the following at the end thereof:

; provided that no Benefit shall accrue under the Plan on or after January 1, 2014.

2.    Effective May 1, 2013, Section 2.11 is amended by replacing “The McGraw-Hill
Companies, Inc.” with “McGraw Hill Financial, Inc.”

3.    Effective May 1, 2013, Section 2.14 is amended by replacing “The McGraw-Hill Companies, Inc. Flexible Spending Account Plan” with “the McGraw Hill Financial, Inc. Flexible Spending Account Plan” and replacing “The 401(k) Savings and Profit Sharing Plan of The McGraw-Hill Companies, Inc. and Its Subsidiaries” with “The 401(k) Savings and Profit Sharing Plan of McGraw Hill Financial, Inc. and Its Subsidiaries”.

4.    Effective January 1, 2014, Section 2.20 (“ERP”) is amended to read as follows:

2.20    “ERP” means the Standard & Poor’s Employee Retirement Plan, as amended from time to time, which was merged effective December 31, 2013, with and into the Employee Retirement Plan of McGraw Hill Financial, Inc. and Its Subsidiaries, as amended from time to time. Effective December 31, 2013, as used in this Plan, the term “ERP” shall mean only that portion of the Employee Retirement Plan of McGraw Hill Financial, Inc. and its Subsidiaries applicable to “S&P Plan Participants” as that term is defined in that plan.

5.    Effective May 1, 2013, Section 2.23 is amended by replacing “The McGraw-Hill Companies, Inc. Key Executive Short-Term Incentive Deferred Compensation Plan” with “the McGraw Hill Financial, Inc. Key Executive Short-Term Incentive Deferred Compensation Plan”.

6.    Section 2.24 (“Participant”) is amended by adding the following at the end thereof:

; provided that no new Participants shall be permitted into the Plan on or after January 1,
2014.

7.    Effective May 1, 2013, Section 2.28 is replaced in its entirety with the following.

“Severance Plan” means the McGraw Hill Financial, Inc. Management Severance Plan;
the McGraw Hill Financial, Inc. Executive Severance Plan; or the McGraw Hill
Financial, Inc. Senior Executive Severance Plan; as amended from time to time, or successor programs thereto.

8.    Effective May 1, 2013, Section 2.32 is amended by replacing “The 401(k)

Savings and Profit Sharing Plan of The McGraw-Hill Companies, Inc. and Its Subsidiaries” with “The 401(k) Savings and Profit Sharing Plan of McGraw Hill Financial, Inc. and Its Subsidiaries”.

9.    Effective January 1, 2014, Section 4.02 is amended by adding the following at the end thereof:

; provided that no new Participants shall be permitted into the Plan on or after January 1,
2014.

10.    Effective January 1, 2014, Section 5.01(a) is amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, (x) subsection (A) of this Section 5.01(a) shall not apply to any year that begins on or after January 1, 2014, and (y) subsections (B) and (C) of this Section 5.01(a) shall not apply to any amount deferred under the Key• Executive Plan or any deferred salary or short-term incentive compensation that is deferred by the Participant on or after January 1, 2014.

11.    Effective January 1, 2014, Section 5.02(a) is amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, Section 5.02(a) of the Plan shall not apply to any benefit that has accrued under the ERP on or after January 1, 2014.

12.    Effective January 1, 2014, Section 5.02(b) is amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, Section 5.02(b) of the Plan shall not apply to any
Severance Plan Earnings that are paid to any Severance Plan Participant on or after January 1,
2014.

13.    Effective January 1, 2014, Article V is amended to incorporate new Section 5.05, as set forth below:

5.05    Accrual of Benefits. Notwithstanding this Article V, no Participant shall accrue a Benefit under this Article V on or after January 1, 2014.

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Except as set forth herein, the S&P ERP Supplement remains in full force and effect.